UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002


                    JAPAN SMALLER CAPITALIZATION FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                      Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   February 28, 2007

Date of reporting period:  August 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS
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                   JAPAN SMALLER CAPITALIZATION FUND, INC.


                                                              October 17, 2006

To Our Shareholders:

      We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the "Fund") for the six months ended August 31, 2006.

      The Net Asset Value per share ("NAV") of the Fund decreased by 11.2% during the six months. The closing market price of the Fund on August 31, 2006, on the New York Stock Exchange was $12.74 representing a premium of 0.47% to the NAV of $12.68. The net assets of the Fund were $268,518,386 on August 31, 2006.

      The Fund's benchmark--the Russell/Nomura Small Cap(TM) Index--decreased by 9.6% in United States ("U.S.") dollar terms. During the six months ended August 31, 2006, the Fund underperformed the Russell/Nomura Small Cap(TM) Index, by 1.6%. The Russell/Nomura Small Cap Index(TM)declined by 8.4% in local currency terms for the six months ended August 31, 2006. The Russell/Nomura Small Cap (TM)Index under-performed the broad Japanese stock market, the TOPIX, which declined by 1.6%, in local currency terms. The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the "TSE"), decreased by 2.9% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 1.7% in U.S. dollar terms for the six months ended August 31, 2006. The Japanese yen ("Yen") depreciated by 1.3% against the U.S. dollar during the period.

      Holdings in the information and communication sector, such as SOFTWARE RESEARCH ASSOCIATES, SORUN CORPORATION and NIHON UNISYS, LTD. contributed to the Fund's performance. Stock holdings from other sectors, such as JACCS CO., LTD., NICHIAS CORPORATION and HAMAMATSU PHOTONICS K.K. also added value to the portfolio. On the other hand, some holdings in the Electric Appliances sector, such as MEIKO ELECTRONICS CO., LTD. detracted from the relative return, as did MAKINO MILLING MACHINE CO., LTD., MATSUI SECURITIES CO., LTD. and IWAI SECURITIES CO., LTD.

The Portfolio

      Equity holdings represented 98.7% of the Fund's net assets at August 31, 2006. The Fund held 100 portfolio companies, of which 73 were TSE First Section stocks, 11 were TSE Second Section stocks, 13 were JASDAQ stocks and three were other smaller capitalization stocks, comprising 76.0%, 8.5%, 12.5% and 1.7%, respectively, of net assets on August 31, 2006.

Market Review

      Amid a firm recovery in stock prices, the TOPIX posted a gain of 4.6% in March 2006 and the index climbed above the 1,700 level for the first time in more than five years. Confirmation from the Bank of Japan on March 9, 2006 that it would gradually reduce the level of liquidity available to the banking sector helped to relieve some of the market uncertainty over the Bank of Japan's policy direction.

      Strong momentum continued early in April, on the back of favorable macroeconomic data and expectations of further corporate earnings upgrades. Investor sentiment then started to deteriorate and turned gradually more cautious after the market had reached its highest level since the collapse of the internet technology bubble in 2000. Towards the end of April, a sequence of events, including the rise in oil prices, an interest rate increase by the Chinese authorities, and the appreciation of the Japanese yen provided a basis for profit taking.

      Japanese equities extended the downward trend that began during the previous month and this slide accelerated further throughout May. It marks the sharpest single monthly decline in the past four years. Conservative earnings forecasts from companies for fiscal year 2006 undermined investor sentiment. Later, sanctions against one of Japan's major accounting firms also raised concerns about earnings quality.

      In June, the Japanese stock market managed to post a small gain. The slide in Japanese stock prices continued towards the middle of June, with the overall market decreasing another 7.0% at one point, as the global equity downturn induced foreign investors to accelerate their share sales. However, from midway through the month, Japanese stock prices began to recover and eventually made up for the earlier losses. The turnaround came in parallel with a rebound in the U.S. stock market, which followed indications from the Federal Reserve Chairman of a possible end to interest rate tightening.

      Several external events buffeted the Japanese and other global stock markets early in July, including the sudden worsening of global geopolitical risk, with North Korea's missile test launch and Israel's attack on Lebanon. Midway through the month, the Bank of Japan finally increased its official bank rate to 0.25% for the first time since August 2000, but the market's reaction was limited, as the news seemed to be priced in already. Although domestic macroeconomic conditions were again robust in May, risk aversion among overseas investors brought the market down.

      An upward trend in the Japanese stock market from the middle of July extended further in August. Japanese stocks seem to have been moving in parallel with global stock markets over the past couple of months. Therefore, the rebound in the U.S. stock market on the back of the Federal Reserve's decision to suspend its monetary tightening activity has provided some support to the Japanese stock market as well.

Outlook and Strategy

      Following the recent stock price recovery, which has been accompanied by weakening U.S. economic indicators, the Fund is now taking a relatively cautious view of the market in the short run. However, the Fund forecasts a 12-month target for the TOPIX of approximately 1,700, as the Fund expects the domestic economy to stay robust while monetary policy will remain accommodative for the stock market.

      The Fund has revised its economic GDP outlook for the full fiscal year 2006 to 2.8% from 3.0%, although this is a reflection of the weaker growth numbers in the first half and implies no deterioration in the third and fourth quarter growth picture. The forecast for GDP growth for fiscal year 2007 remains unchanged at 2.6%. External factors are likely to have a mixed impact on the Japanese economy; on the one hand, economic prospects for the U.S. are vulnerable to a slower property market that could have an impact on consumer spending and growth; meanwhile, economic expansion continues in Europe and, at a more robust pace, in many emerging markets like India and China. However, given the recent high degree of correlation between the Japanese stock market and Wall Street, weaker economic conditions in the U.S. could have a short-term negative impact on Japanese stocks if these conditions translate into weaker share price performance in the U.S.

      Recent global market gains suggest that a more positive interest rate outlook has been priced in following the decision by the Federal Reserve to call a halt to monetary tightening. There is still sustained price pressure working through the core inflation data in the U.S., while the third quarter GDP growth rate is still expected to reach more than 3.0%, implying that further tightening of the Federal Funds target rate might be necessary.

      Japan's Consumer Price Index data for August was weaker than expected, but above average economic growth and a recovery in property prices tend to imply that another interest rate increase is probable before the end of the fiscal year. Nevertheless, since market participants widely acknowledge the Bank of Japan's intention to tighten monetary policy, and as long as the central bank maintains a measured approach toward further tightening, then the policy action will not have much impact on the market.

      Chief Cabinet Secretary Shinzo Abe, the new leader of the ruling Liberal Democratic Party, and therefore a successor to Prime Minister Junichiro Koizumi, was elected on September 20. His new cabinet seems likely to maintain the existing fiscal policy mix, with spending cuts preferred over tax increases.

      The Fund will pay close attention to valuations, with the aim of identifying companies that are relatively undervalued compared with their long-term growth expectations.

      We appreciate your continuing support of your Fund.

                                        Sincerely,


                                        /s/ Hiroshi Terasaki

                                        Hiroshi Terasaki
                                        President

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              AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
------------------------------------------------------------------------------

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                                 PROXY VOTING

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
------------------------------------------------------------------------------

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                       SHAREHOLDERS ACCOUNT INFORMATION

      Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               INTERNET WEBSITE

      Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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                                      4

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                       FUND HIGHLIGHTS--AUGUST 31, 2006

KEY STATISTICS
    Net Assets ..........................................      $268,518,386
    Net Asset Value per Share ...........................            $12.68
    Closing NYSE Market Price ...........................            $12.74
    Percentage Change in Net Asset Value per Share*+ ....             (11.2%)
    Percentage Change in NYSE Market Price*+ ............             (13.7%)

MARKET INDICES
    Percentage change in market indices:*
                                                            YEN     U.S.$
                                                            ---     -----
    Russell/Nomura Small Cap(TM) Index ..................  (8.4%)  (9.6%)
    TOPIX ...............................................  (1.6%)  (2.9%)
    Nikkei Average ......................................  (0.4%)  (1.7%)
    *From March 1, 2006 through August 31, 2006.
    +Reflects the percentage change in share price.

ASSET ALLOCATION
    Japanese Equities
       TSE First Section Stocks .........................           76.0%
       JASDAQ Stocks ....................................           12.5%
       TSE Second Section Stocks ........................            8.5%
       Other Smaller Capitalization Stocks ..............            1.7%
    Cash and Cash Equivalents ...........................            0.3%
                                                                   -----
     Total Investments ..................................           99.0%
    Other Assets less Liabilities, Net ..................            1.0%
                                                                   -----
         Net Assets .....................................          100.0%
                                                                   =====

INDUSTRY DIVERSIFICATION
                                       % of                                            % of
                                    Net Assets                                      Net Assets
                                    ----------                                      ----------
Miscellaneous Manufacturing .......    18.6     Telecommunications ................     3.5
Retail ............................    10.9     Food Manufacturing ................     3.1
Banks and Finance .................     8.7     Restaurants .......................     2.7
Machinery and Machine Tools .......     7.8     Iron and Steel ....................     2.2
Information and Software ..........     7.7     Oil and Gas .......................     2.2
Services ..........................     7.4     Chemicals and Pharmaceuticals .....     1.4
Automotive Equipment and Parts ....     6.0     Transportation ....................     1.3
Electronics .......................     5.2     Electric ..........................     1.1
Real Estate and Warehouse .........     4.0     Textiles and Apparel ..............     1.0
Wholesale .........................     3.9



                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                           Market       % of
Security                                                   Value     Net Assets
--------                                                ----------   ----------
Jaccs Co., Ltd. ...................................     $8,739,735       3.3
Bosch Corp. .......................................      6,712,393       2.5
Hamamatsu Photonics K.K ...........................      6,180,718       2.3
Nichias Corporation ...............................      6,174,839       2.3
Dowa Mining Co., Ltd. .............................      6,117,411       2.3
Shizuoka Gas Co., Ltd. ............................      5,761,002       2.2
Nihon Unisys, Ltd. ................................      5,673,531       2.1
Yamatake Corp. ....................................      5,248,396       2.0
Doutor Coffee Co., Ltd. ...........................      5,219,358       1.9
Mani, Inc. ........................................      5,054,744       1.9

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                            SCHEDULE OF INVESTMENTS

                                                AUGUST 31, 2006

                                                  (Unaudited)
                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
EQUITY SECURITIES

Automotive Equipment and Parts
Autobacs Seven Co., Ltd. ...................................        59,200   $ 2,539,847   $ 2,446,385     0.9
  Interior and exterior car accessories
Bosch Corp. ................................................     1,313,000     6,579,842     6,712,393     2.5
  Automotive parts
Nittan Valve Co., Ltd. .....................................       361,400     3,051,338     3,103,917     1.2
  Engine valves
Sanoh Industrial Co., Ltd. .................................       332,400     2,616,572     2,370,543     0.9
  Tubes, wires and electrical products
Unipres Corporation ........................................       201,300     1,813,738     1,512,773     0.5
                                                                            ------------   -----------  -------
  Press processed automobile parts
Total Automotive Equipment and Parts .......................                  16,601,337    16,146,011     6.0
                                                                            ------------   -----------  -------
Banks and Finance
Aizawa Securities Co., Ltd. ................................       143,600     1,636,457     1,164,804     0.4
  Financial services
The Bank of Fukuoka, Ltd. ..................................       378,000     2,451,826     2,908,312     1.1
  Deposits, loans and exchange transactions
Iwai Securities Co., Ltd. ..................................       165,000     4,472,433     3,114,003     1.2
 Financial services
Jaccs Co., Ltd. ............................................       797,000     8,081,410     8,739,735     3.3
  Consumer credit services
Kansai Urban Banking Corp. .................................        35,000       145,968       146,125     0.1
  General banking services
Matsui Securities Co., Ltd. ................................       175,300     2,332,877     1,557,857     0.4
  Online brokerage services
Sapporo Hokuyo Holdings, Inc. ..............................           314     3,156,881     3,451,284     1.3
  General banking services
Sumitomo Mitsui Financial Group, Inc. ......................           205     2,119,461     2,307,877     0.9
                                                                            ------------   -----------  -------
  Financial services
Total Banks and Finance ....................................                  24,397,313    23,389,997     8.7
                                                                            ------------   -----------  -------
Chemicals and Pharmaceuticals
Koatsu Gas Kogyo Co., Ltd. .................................       248,000     1,372,488     1,515,068     0.5
  High-pressured gases and chemicals
Taiyo Ink MFG Co., Ltd. ....................................        46,300     2,390,753     2,363,030     0.9
                                                                            ------------   -----------  -------
  Resist inks for printed circuit boards
Total Chemicals and Pharmaceuticals ........................                   3,763,241     3,878,098     1.4
                                                                            ------------   -----------  -------


                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                       SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)
                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Electric
Mirai Industry Co., Ltd. ...................................       274,700   $ 2,672,664   $ 2,895,275     1.1
                                                                            ------------   -----------  -------
  Plastic molded electric materials
Total Electric .............................................                   2,672,664     2,895,275     1.1
                                                                            ------------   -----------  -------


Electronics
Iriso Electronics Co., Ltd. ................................        67,500     1,855,288     2,478,805     0.9
  Electronic connectors
Kimmon Manufacturing Co., Ltd.+ ............................     1,116,400     3,880,804     2,586,393     1.0
  Electronic measurement equipment
Meiko Electronics Co., Ltd. ................................       121,200     5,059,637     4,905,210     1.8
  Printed circuit boards
Nitto Kogyo Corporation ....................................        92,800     1,540,932     1,818,600     0.7
  Power switchboards
Sanken Electric Co., Ltd. ..................................       109,000     1,943,221     1,439,526     0.5
  Semiconductors
Toshiba Ceramics Co., Ltd. .................................       145,000       644,608       674,563     0.3
                                                                            ------------   -----------  -------
  Semiconductors
Total Electronics ..........................................                  14,924,490    13,903,097     5.2
                                                                            ------------   -----------  -------

Food Manufacturing
Oenon Holdings, Inc. .......................................       840,000     3,418,039     3,328,079     1.2
  Rice wine, liquor and seasoning
Ozeki Co., Ltd. ............................................       125,800     3,800,777     3,644,357     1.4
  Supermarket chain
Sansei Foods Co., Ltd. .....................................        77,400     1,680,467     1,381,613     0.5
                                                                            ------------   -----------  -------
  Candy products
Total Food Manufacturing ...................................                   8,899,283     8,354,049     3.1
                                                                            ------------   -----------  -------

Information and Software
Jastec Co., Ltd. ...........................................       256,600     2,719,784     2,577,697     1.0
  Applications software
Koei Co., Ltd. .............................................       135,830     2,997,022     2,418,819     0.9
  Video game software
Kyowa Exeo Corporation .....................................       138,000     1,359,554     1,502,697     0.5
  General telecommunications engineering
Nihon Unisys, Ltd. .........................................       318,600     5,088,596     5,673,531     2.1
  Computer software development
Software Research Associates ...............................       265,700     3,333,699     3,943,675     1.5
  Independent system development


                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)
                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Sorun Corporation ..........................................       472,700   $ 3,541,498   $ 4,466,615     1.7
                                                                            ------------   -----------  -------
  Computer software development
Total Information and Software .............................                  19,040,153    20,583,034     7.7
                                                                            ------------   -----------  -------

Iron and Steel
Godo Steel, Ltd. ...........................................       658,000     4,073,394     3,761,922     1.4
  Construction steel products
Neturen Co., Ltd. ..........................................       185,800     1,667,137     2,058,024     0.8
                                                                            ------------   -----------  -------
  Metal processors
Total Iron and Steel .......................................                   5,740,531     5,819,946     2.2
                                                                            ------------   -----------  -------

Machinery and Machine Tools
Hitachi Construction Machinery Co., Ltd. ...................       173,800     3,834,504     3,835,402     1.4
  Construction machinery
Kato Works Co., Ltd. .......................................       413,000     1,694,710     1,755,949     0.7
  Construction and industrial machinery
Makino Milling Machine Co., Ltd. ...........................       387,000     4,486,285     3,491,952     1.3
  Industrial machinery
NS Tool Co., Ltd. ..........................................         7,300       390,403       375,061     0.1
  Industrial cutting tools
Sanyo Denki Co., Ltd. ......................................       187,000     1,459,826     1,303,336     0.5
  Small precision motors
Senshu Electric Co., Ltd. ..................................        72,100     1,626,900     1,842,969     0.7
  Electric wire and cables
Sintokogio, Ltd. ...........................................       254,000     2,786,079     2,977,924     1.1
  Engineering equipment
Yamatake Corp. .............................................       219,600     5,258,736     5,248,396     2.0
                                                                            ------------   -----------  -------
  Industrial automation equipment
Total Machinery and Machine Tools ..........................                  21,537,443    20,830,989     7.8
                                                                            ------------   -----------  -------

Miscellaneous Manufacturing
Dainichi Co., Ltd. .........................................       105,200       955,733       899,038     0.3
  Oil heating equipment
Dowa Mining Co., Ltd. ......................................       671,000     5,462,746     6,117,411     2.3
  Various metal-related products
Hamamatsu Photonics K.K ....................................       195,000     4,762,173     6,180,718     2.3
  Electron tubes, semiconductors, and image processors
Hogy Medical Co., Ltd. .....................................        33,500     1,619,671     1,509,948     0.5
  Medical supplies
Kinki Sharyo Co., Ltd. .....................................       648,000     2,830,442     2,777,182     1.0
  Passenger trains

                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)

                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Mani, Inc. .................................................        79,100   $ 1,980,084   $ 5,054,744     1.9
  Medical goods and equipment
Milbon Co., Ltd. ...........................................        53,100     1,856,472     1,945,469     0.7
  Hair care products for beauty salons
Nichias Corporation ........................................       833,000     4,628,967     6,174,839     2.3
  Building and construction materials
Nichiha Corporation ........................................       227,400     3,592,158     3,355,828     1.3
  Ceramic exterior walls and fiber boards
Seiko Corp. ................................................       486,000     3,373,159     3,896,613     1.5
  Medical and commercial equipment
Tokai Rubber Industries ....................................       220,700     3,410,022     3,209,942     1.2
  Rubber and plastic products
Topcon Corporation .........................................       249,700     3,421,950     3,540,245     1.3
  Medical instruments
Toppan Forms Co., Ltd ......................................       220,700     3,165,446     2,878,982     1.1
  Commercial printing
Ulvac Inc. .................................................        68,300     2,667,896     2,310,323     0.9
                                                                            ------------   -----------  -------
  Vacuum devices
Total Miscellaneous Manufacturing ..........................                  43,726,919    49,851,282    18.6
                                                                            ------------   -----------  -------


Oil and Gas
Inpex Holdings Inc.+ .......................................             1         6,590         6,026     0.0
  Oil and natural gas
Shizuoka Gas Co., Ltd. .....................................       764,000     4,410,980     5,761,002     2.2
                                                                            ------------   -----------  -------
  Natural gas supplier
Total Oil and Gas ..........................................                   4,417,570     5,767,028     2.2
                                                                            ------------   -----------  -------

Real Estate and Warehouse
Daibiru Corporation ........................................       378,800     3,243,159     3,927,914     1.5
  Leases office buildings, apartments and hotels
Mitsui Home Co., Ltd. ......................................        39,000       305,618       306,710     0.1
  Residential housing
Suruga Corporation .........................................        68,900     4,535,821     5,019,341     1.9
  Multi-unit commercial and residential building
Takara Leben Co., Ltd. .....................................        81,000     1,296,403     1,363,055     0.5
                                                                            ------------   -----------  -------
  Condominiums
Total Real Estate and Warehouse ............................                   9,381,001    10,617,020     4.0
                                                                            ------------   -----------  -------

Restaurants
Doutor Coffee Co., Ltd. ....................................       291,700     5,621,360     5,219,358     1.9
  Coffee shop chains

                                       See notes to financial statements


                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)

                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Hiday Hidaka Corp. .........................................       159,400   $ 1,392,030   $ 1,510,270     0.6
  Chinese restaurant chain
Yoshinoya D&C Co., Ltd. ....................................           278       499,253       492,685     0.2
                                                                            ------------   -----------  -------
  Fast food chain
Total Restaurants ..........................................                   7,512,643     7,222,313     2.7
                                                                            ------------   -----------  -------

Retail
Aoyama Trading Co., Ltd. ...................................       102,200     3,222,519     3,326,409     1.2
  Menswear
Arc Land Sakamoto Co., Ltd. ................................        51,000       835,748       721,339     0.3
  Operates home centers
Culture Convenience Club Co., Ltd. .........................       308,400     3,287,522     3,476,447     1.3
  Specialty bookstore
Felissimo Corporation ......................................       115,600     3,294,472     3,191,275     1.2
  Catalog shopping
IK Co., Ltd.+ ..............................................            84       233,359       391,497     0.2
  Used motorcycle dealer
Isetan Co., Ltd. ...........................................       193,800     3,209,592     3,269,493     1.2
  Department stores
Kirindo Co., Ltd. ..........................................        67,900       885,632       696,559     0.3
  Drug store chain
Meganesuper Co., Ltd. ......................................       153,000     2,130,867     1,447,024     0.5
  Eye glasses chain
Ryohin Keikaku Co., Ltd. ...................................        42,300     3,327,828     3,081,540     1.2
  Knitwear, food and household items
Takashimaya Co., Ltd. ......................................       257,000     3,209,539     3,240,830     1.2
  Department stores
Village Vanguard Co., Ltd. .................................           519     2,765,461     3,665,923     1.4
  Books, music,videos and office supplies
Yaoko Co., Ltd. ............................................       112,200     2,601,494     2,676,778     0.9
                                                                            ------------   -----------  -------
  Supermarkets
Total Retail ...............................................                  29,004,033    29,185,114    10.9
                                                                            ------------   -----------  -------

Services
Aeon Delight Co., Ltd. .....................................       138,500     3,155,005     2,997,401     1.1
  Building management
Chintai Corporation ........................................           382       292,465       297,815     0.1
  Real estate information magazines
DTS Corporation ............................................       111,200     3,833,664     3,903,583     1.5
  System and network engineering
Funai Consulting Co., Ltd. .................................       119,200     1,042,819       770,867     0.3
  Management and financial consulting

                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)

                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Human Holdings Co., Ltd. ...................................           363   $   674,442   $   621,676     0.2
  Exam preparation classes
Meiko Network Japan Co., Ltd. ..............................       602,200     3,349,883     2,940,064     1.1
  Private schools and academic tutoring
Relocation Holdings Inc. ...................................        38,600       646,130       758,088     0.2
  Housing maintenance
Resorttrust, Inc.+ .........................................         5,600       155,019       157,458     0.1
  Timeshare resort hotels
Space Co., Ltd. ............................................        65,150       591,849       528,461     0.2
  Interior design and display work
Tempstaff Co., Ltd. ........................................           668     1,014,163     1,087,105     0.4
  Employment and outsourcing
Tohokushinsha Film Corporation .............................       196,200     2,240,615     2,006,050     0.8
  Television programs, movies and commercial films
Yahagi Construction Co., Ltd. ..............................       517,000     3,081,674     2,189,315     0.8
  General contractor
Yusen Air & Sea Service Co., Ltd. ..........................        66,100     1,471,610     1,574,145     0.6
                                                                            ------------   -----------  -------
  Domestic and international air freight forwarding
Total Services .............................................                  21,549,338    19,832,028     7.4
                                                                            ------------   -----------  -------

Telecommunications
Daimei Telecom Engineering Corp. ...........................       441,000     4,596,094     4,974,941     1.9
  Telecommunication wire installations
Jupiter Telecommunications Co., Ltd.+ ......................         6,082     4,598,143     4,513,630     1.6
                                                                            ------------   -----------  -------
  Cable television broadcasting
Total Telecommunications ...................................                   9,194,237     9,488,571     3.5
                                                                            ------------   -----------  -------

Textiles and Apparel
Workman Co., Ltd. ..........................................        89,700     1,924,728     3,294,057     1.0
                                                                            ------------   -----------  -------
  Uniforms
Total Textiles and Apparel .................................                   1,924,728     3,294,057     1.0
                                                                            ------------   -----------  -------

Transportation
Alps Logistics Co., Ltd. ...................................       113,400     1,205,129     2,125,676     0.8
  Trucking
Iino Kaiun Kaisha, Ltd. ....................................       151,800     1,357,459     1,380,059     0.5
                                                                            ------------   -----------  -------
  Oil tankers
Total Transportation .......................................                   2,562,588     3,505,735     1.3
                                                                            ------------   -----------  -------

Wholesale
Doshisha Co., Ltd. .........................................        68,600     1,408,131     1,233,298     0.5
  Apparel, accessories and electronics


                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      SCHEDULE OF INVESTMENTS--Continued

                                                AUGUST 31, 2006

                                                  (Unaudited)

                                                                                                         % of
                                                                                              Market      Net
                                                                   Shares        Cost         Value      Assets
                                                                   ------        ----         -----      ------
Hitachi High-Technologies Corporation ......................       105,700   $ 2,634,383   $ 2,791,889     1.0
  Computers and electrical devices
Kondotec, Inc. .............................................       250,500     1,980,776     2,337,132     0.9
  Construction materials
Ohashi Technica Inc. .......................................        34,700       362,311       381,991     0.1
  Automobile related parts
Ryoden Trading Co., Ltd. ...................................       156,000     1,139,403     1,194,939     0.4
  Electronic components
Yuasa Trading Co., Ltd.+ ...................................     1,419,000     3,318,173     2,611,545     1.0
                                                                            ------------   -----------  -------
  Industrial machinery
Total Wholesale ............................................                  10,843,177    10,550,794     3.9
                                                                            ------------   -----------  -------
TOTAL INVESTMENTS IN EQUITY
SECURITIES .................................................                $257,692,689  $265,114,438    98.7
                                                                            ------------  ------------  -------

INVESTMENTS IN FOREIGN CURRENCY                                  Principal
                                                                   Amount
                                                                   ------
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account ............................. JPY82,072,307  $    700,670  $    699,291     0.3
                                                                            ------------  ------------  -------
TOTAL INVESTMENTS IN FOREIGN CURRENCY ......................                $    700,670  $    699,291     0.3
                                                                            ------------  ------------  -------
TOTAL INVESTMENTS ..........................................                $258,393,359  $265,813,729    99.0
                                                                            ------------  ------------  -------
OTHER ASSETS LESS LIABILITIES, NET .........................                                 2,704,657     1.0
                                                                                          ------------  -------
NET ASSETS .................................................                              $268,518,386   100.0
                                                                                          ============  ======

+ Non-income producing security.




                       Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2006.

                                      Japanese Yen JPY (Y) 117.37 = $1.00












                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                      STATEMENT OF ASSETS AND LIABILITIES

                                                AUGUST 31, 2006

                                                  (Unaudited)
ASSETS:
   Investments in securities, at market value (cost--$257,692,689) ......................   $ 265,114,438
   Investments in foreign currency, at market value (cost--$700,670) ....................         699,291
   Cash or cash equivalents .............................................................       2,781,104
   Receivable for investments sold ......................................................       1,174,414
   Receivable for dividends and interest, net of withholding taxes ......................         214,348
   Prepaid expenses .....................................................................          39,927
                                                                                            -------------
   Total Assets
                                                                                              270,023,522
                                                                                            -------------

LIABILITIES:
   Payable for investments purchased ....................................................       1,046,003
   Accrued management fees ..............................................................         208,439
   Other accrued expenses ...............................................................         250,694
                                                                                            -------------
          Total Liabilities .............................................................       1,505,136
                                                                                            -------------

NET ASSETS:
   Capital stock (par value of 21,179,542 shares of capital stock outstanding, authorized
     100,000,000, par value $0.10 each) .................................................       2,117,955
   Paid-in capital ......................................................................     236,740,893
   Accumulated net realized gain on investments and
   foreign currency transactions ........................................................      23,015,076
   Unrealized net appreciation on investments and foreign exchange ......................       7,419,163
   Distribution in excess of net investment income ......................................        (774,701)
                                                                                            -------------
          Net Assets ....................................................................   $ 268,518,386
                                                                                            -------------
   Net asset value per share ............................................................   $       12.68
                                                                                                    =====





                                       See notes to financial statements

                                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                            STATEMENT OF OPERATIONS

                                   FOR THE SIX MONTHS ENDED AUGUST 31, 2006

                                                  (Unaudited)

INCOME:
Dividend income (less $143,240 withholding taxes) ...... $1,903,047
Interest income ........................................     51,610
       Total Income ....................................             $ 1,954,657
                                                                     -----------


EXPENSES:
Management fees ........................................  1,381,974
Custodian fees .........................................    184,900
Legal fees .............................................     77,600
Directors' fees and expenses ...........................     77,475
Auditing and tax reporting fees ........................     41,400
Shareholder reports fees ...............................     32,107
Insurance fees .........................................     17,770
Annual meeting expenses ................................     14,765
Registration fees ......................................     13,359
Transfer agency fees ...................................      6,575
Miscellaneous fees .....................................      5,234
                                                          ---------
       Total Expenses ..................................               1,853,159
                                                                     -----------
INVESTMENT INCOME--NET .................................                 101,498
                                                                     -----------


REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments .......................              22,181,554
Net realized loss on foreign exchange ..................                (42,522)
                                                                     -----------
Net realized gain on investments and foreign exchange ..              22,139,032
Change in net unrealized depreciation on translation
  of foreign currency and other assets and
  liabilities denominated in foreign currency ..........             (1,538,089)
Change in net unrealized depreciation on investments ...            (56,934,298)
                                                                     -----------
Net realized and unrealized loss on investments
  and foreign exchange .................................            (36,333,355)
                                                                     -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...           ($36,231,857)
                                                                   =============






                        See notes to financial statements

                                           JAPAN SMALLER CAPITALIZATION FUND, INC.

                                              STATEMENT OF CHANGES IN NET ASSETS



                                                                                           For the Six
                                                                                          Months Ended         For the Year
                                                                                         August 31, 2006           Ended
                                                                                           (Unaudited)       February 28, 2006
                                                                                           -----------       -----------------

FROM INVESTMENT ACTIVITIES:
    Net investment income ...........................................................   $        101,498    $       (830,270)
    Net realized gain on investments ................................................         22,181,554          36,025,536
    Net realized loss on foreign exchange ...........................................            (42,522)            104,916
    Change in net unrealized depreciation on investments
       and foreign exchange .........................................................        (58,472,387)         32,590,786
                                                                                        ----------------    ----------------
    Increase (decrease) in net assets derived from investment activities and
       net decrease in net assets ...................................................        (36,231,857)         67,890,968
                                                                                        ----------------    ----------------


FROM CAPITAL SHARE TRANSACTIONS:
    Net asset value of shares issued to shareholders on rights offering .............                  0          70,416,485
    Proceeds from reinvestment of dividends* ........................................            666,450                   0
                                                                                        ----------------    ----------------

    Increase in net assets derived from capital share transactions ..................            666,450          70,416,485
                                                                                        ----------------    ----------------


FROM DISTRIBUTION TO SHAREHOLDERS:
    Net investment income ($0.04147 per share) ......................................           (876,199)                  0
    Long term capital gain ($0.807672 per share) ....................................        (17,064,907)                  0
    Net increase (decrease) in net assets ...........................................        (53,506,513)        138,307,453
                                                                                        ----------------    ----------------
NET ASSETS:
    Beginning of period .............................................................        322,024,899         183,717,446
                                                                                        ----------------    ----------------
    End of period (including accumulated undistributed (distribution in excess of) net investment income of $(774,701) and
      $0, respectively ..............................................................   $    268,518,386    $    322,024,899
                                                                                        ================    ================


*Reinvestment of dividends resulted in issuance of 51,030 shares.





                                              See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                          August 31, 2006 (Unaudited)

1. Significant Accounting Policies

      Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

      (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions Transactions denominated in Japanese yen ("Yen") are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2006 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                  (Unaudited)

      (c) Security Transactions, Investment Income and Distributions to Shareholders -- Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7.0% (7.0% effective 1/1/04 to 3/31/08) and on interest at a rate of 10.0% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (e) Capital Account Reclassification -- For the year ended February 28, 2006, the Fund's accumulated net investment loss was increased by $830,270 with an offsetting decrease in accumulated net realized gain of $830,270. This adjustment was primarily the result of the reclassification of foreign currency gains and the net operating loss.

      (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                  (Unaudited)

securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

      (h) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not exceeding $175 million, and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund accrued fees to the Manager of $1,381,974 for the six months ended August 31, 2006. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $614,853 for the six months ended August 31, 2006. At August 31, 2006, the fee payable to the Manager, by the Fund, was $208,439.

      Certain officers and/or directors of the Fund are officers and/or directors of the

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                                  (Unaudited)

Manager. Affiliates of Nomura Holdings, Inc. (the Manager's indirect parent) earned no commissions on the execution of portfolio security transactions for the six months ended August 31, 2006. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. Barker who had been designated by the Directors not affiliated with the Manager to serve as lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for unaffiliated Directors aggregated $77,475 for the six months ended August 31, 2006.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2006 were $120,222,851 and $138,985,933, respectively.

      As of August 31, 2006, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $7,421,749 of which $21,495,561 related to appreciated securities and $14,073,812 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $700,670, at August 31, 2006 for Federal income tax purposes was $257,692,689.

4. Rights Offering

      The Fund issued to its shareholders of record as of the close of business on November 21, 2005 transferable Rights to subscribe for up to an aggregate of 5,282,128 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). During December 2005, the Fund issued a total of 5,282,128 shares of Common Stock on exercise of such Rights at the subscription price of $13.98 per share, compared to a net asset value per share of $15.09 and a market value per share of $15.51. A sales load of 3.75% was included in the subscription price. Offering costs of approximately $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                          For the Year Ended
                                                For the Six       ----------------------------------------------------------------
                                                Months Ended             February 28,        February 29,         February 28,
                                              August 31, 2006     ------------------------  --------------    --------------------
                                                (Unaudited)             2006         2005         2004           2003        2002
                                                -----------             ----         ----         ----           ----        ----
Net asset value, beginning of period ......            $15.24        $11.59         $9.40        $5.74         $5.86        $7.59
                                                       -------       -------       -------       ------        ------       -------
  Net investment income (loss)@ ...........             0.00#         (0.05)        (0.06)       (0.03)        (0.05)       (0.06)
  Net realized and unrealized gain (loss)
    on investments and foreign currency ...             (1.71)         4.14          2.25         3.69         (0.07)       (1.59)
                                                       -------       -------       -------       ------        ------       -------
  Total from investment operations ........             (1.71)         4.09          2.19         3.66         (0.12)       (1.65)
Distributions to shareholders from:
  Net realized capital gains ..............             (0.81)           --            --           --            --        (0.08)
  Net investment income ...................             (0.04)           --            --           --            --           --
                                                       -------       -------       -------       ------        ------       -------
Total distributions .......................             (0.85)         0.00          0.00         0.00         (0.00)       (0.08)
Fund Share Transactions
Dilutive effect of Rights Offering* .......                --         (0.22)           --           --            --           --
  Offering costs charged to paid-in capital
    in excess of par ......................                --         (0.22)           --           --            --           --
                                                       -------       -------       -------       ------        ------       -------
Total Fund share transactions .............                --         (0.44)           --           --            --           --
                                                       -------       -------       -------       ------        ------       -------
Net asset value, end of period ............            $12.68        $15.24        $11.59        $9.40         $5.74        $5.86
                                                       =======       =======       =======       ======        ======       -------
Market value, end of period ...............            $12.74        $15.75        $12.20       $10.79         $6.38        $5.53
Total investment return+ ..................             (13.7%)        29.1%         13.1%        69.1%         15.4%       (18.6%)
Ratio to average net assets/supplemental
data:
  Net assets, end of period (in 000) ......          $268,518      $322,025      $183,717     $149,012       $90,930      $92,815
  Operating expenses ......................              1.21%**       1.32%         1.54%        1.47%         1.63%        1.58%
  Net investment income (loss) ............              0.07%**      (0.37%)       (0.57%)      (0.41%)       (0.75%)      (0.84%)
  Portfolio turnover ......................                40%           81%           86%          28%           28%          38%

+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
@ Based on average shares outstanding.
*Decrease is due to the Rights Offering (see note 4).
**Annualized.
#Amount represents less than $0.005 per share.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

       Board Review of the Management and Investment Advisory Agreements

      The Board of Directors of the Fund (the "Board") consists of six directors, five of whom are independent or non-interested, directors (the "Independent Directors"). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the "Agreements") consist of the Fund's management agreement with Nomura Asset Management U.S.A. Inc. (the "Manager") and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the "Investment Adviser").

      The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 17, 2006. In connection with their deliberations at that meeting, at a separate meeting of the Independent Directors held on August 2, 2006, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund's benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, and (iii) the profitability of the Agreements to the Manager and the Investment Adviser. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

      In approving the continuance of the Agreements at the meeting held on August 17, 2006, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements included the following:

      The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

      lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund's investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. The Manager also provided the Directors with comparative performance information that they requested.

      In response to requests for additional information by the Independent Directors, the Board received information about the performance of the Fund compared to the Fund's benchmark index, data on the Fund's expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

      After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund's performance supported the continuance of the Agreements.

      The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund's management agreement in connection with other information provided for the Directors' consideration. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

      The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

      After reviewing the information described above, the Independent Directors concluded that the management fee charged to the Fund was reasonable and that the costs of the services provided pursuant to the Agreements and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.

      Economies of scale. The Board also considered whether the Manager realizes economies scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains three separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $175 million. The Fund had net assets of approximately $273 million at August 17, 2006 (the date the Agreements were most recently considered). The Independent Directors recognized that the existing breakpoints had provided benefits to the Fund over time but determined that adjustments to the fee schedule might be appropriate in light of increases in the Fund's assets resulting from the rights offering completed in early 2006. The Board agreed at the meeting held on August 17, 2006 to consider the approval of the Agreements for an interim three-month period to permit the Independent Directors to consider whether it was appropriate to seek potential amendments to the fee schedules with different breakpoints that would have the effect of reducing the aggregate management fee payable by the Fund.

      Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through November 30, 2006.

                           [INTENTIONALLY LEFT BLANK]

                                                                              ===================================
BOARD OF DIRECTORS

William G. Barker, Jr.
William K. Grollman
Hiroshi Terasaki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com                                                              JAPAN

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.                                                    Smaller Capitalization
12-1,1-Chome, Nihombashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR                                        Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                           SEMI-ANNUAL REPORT
Ernst & Young LLP
5 Times Square
New York, New York 10036                                                                 AUGUST 31, 2006

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL
CENTER, BUILDING B
NEW YORK, NEW YORK 10281

------------------------------------------------------------
This Report, including the Financial Statements, is
transmitted to the Shareholders of Japan Smaller
Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities
mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

                                                                              ===================================

ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

Not Applicable to this semi-annual report


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------

Not Applicable to this semi-annual report

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------

Not Applicable to this semi-annual report

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------

Not Applicable to this semi-annual report


ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------

Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

Not Applicable to this semi-annual report

ITEM 8. PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------

Not Applicable

ITEM 11.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------

The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS
------------------------------------------------------------------------------

(a)(1) Not applicable.

(a)(2) Certifications of Principal Executive Officer and Principal
       Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Hiroshi Terasaki
----------------------------------
Hiroshi Terasaki
(Principal Executive Officer)

Date:  November 9, 2006
----------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
----------------------------------
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  November 6, 2006
----------------------------------